Exhibit 10.8
MICROTRANSPONDER, INC.
NOTE PURCHASE AGREEMENT
THIS NOTE PURCHASE AGREEMENT (this “Agreement”), is made effective as of January 30, 2026, by and among MicroTransponder, Inc., a Delaware corporation (the “Company”), and the Persons (each, a “Purchaser” and together, the “Purchasers”) listed on Exhibit A attached to this Agreement (the “Schedule of Purchasers”).
The parties agree as follows:
1.    Issuance of Notes.
1.1    Sale and Issuance of Convertible Promissory Notes
(a)    Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase at the applicable Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the applicable Closing a Convertible Promissory Note, in substantially the form attached as Exhibit B (each, a “Note” and collectively, the “Notes”), in the principal amount set forth opposite the respective Purchaser’s name on the Schedule of Purchasers under the applicable heading for such Closing.
1.2    Closings; Delivery.
(a)    Initial Closing. The initial sale, purchase, and issuance of the Notes shall take place remotely through the exchange of documents, signatures, and funds on the date of this Agreement (the “Initial Closing”).
(b)    Additional Closings. Subject to the terms and conditions of this Agreement, within fifteen (15) days following the Initial Closing, the Company may sell and issue additional Notes to such Persons (each, an “Additional Purchaser”) as may be approved by the Company and the Requisite Holders (which such approval shall not be unreasonably withheld, conditioned, or delayed) at one or more additional Closings (each, an “Additional Closing”). Notwithstanding the foregoing, the aggregate amount of the Notes issued pursuant to this Agreement shall not exceed $40 million. Each Additional Purchaser shall be or shall become a party to this Agreement and the other applicable Transaction Agreements (as defined below), without the need for an amendment to any of the Transaction Agreements, by executing and delivering a counterpart signature page to each applicable Transaction Agreement and shall be a “Purchaser” for all purposes pursuant to this Agreement. In connection with any such Additional Closing, the Company shall update the Schedule of Purchasers to add the name of such Additional Purchaser, the principal amount of the Note purchased by such Additional Purchaser, and the date of such Additional Closing. The Company will make available to each Purchaser the Schedule of Purchasers, as updated from time to time, upon request from such Purchaser.
(c)    At the applicable Closing, the Company shall execute and deliver to each Purchaser participating in such Closing a Note in the principal amount set forth opposite such Purchaser’s name on the Schedule of Purchasers. At the applicable Closing, each Purchaser shall deliver the principal purchase amount of such Purchaser’s Note by wire transfer to the Company pursuant to the Company’s wire instructions delivered to such Purchaser in connection with such Closing.

1.3    Certain Defined Terms.
(a)    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director, or trustee of such Person, or any venture capital fund or investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.
(b)    “Board” means the Company’s Board of Directors.
(c)    “Bylaws” means the Company’s Amended and Restated Bylaws, as amended and/or restated from time to time.
(d)    “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.
(e)    “Closing” means, as applicable, the Initial Closing and/or Additional Closing.
(f)    “Common Stock” means the Company’s common stock, $0.001 par value per share.
(g)    “DGCL” means the General Corporation Law of the State of Delaware, as amended.
(h)    “IPO” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Stock pursuant to a registration statement filed under the Securities Act.
(i)    “Knowledge” including the phrase “the Company’s knowledge” means the Officers’ actual knowledge after reasonable investigation and assuming such knowledge as the individual would have as a result of the reasonable performance of the individual’s duties in the ordinary course.
(j)    “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, or results of operations of the Company.
(k)    “Officer” means the Company’s Chief Executive Officer, President, Chief Financial Officer, and any other person who reports directly to the Board.
(l)    “Person” means an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
(m)    “PIK Interest” has the meaning ascribed to it in the Notes.
(n)    “Preferred Stock” means the Company’s preferred stock, $0.001 par value per share.

(o)    “Requisite Holders” means the holders of a majority of the then outstanding aggregate principal amount of the Notes.
(p)    “Securities” means the Notes and the securities issuable upon conversion or exchange of the Notes (and any securities issuable upon conversion or exchange of such securities).
(q)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated under this Act.
(r)    “Stockholder Agreements” means (i) the Company’s Amended and Restated Registration Rights Agreement, dated March 5, 2025, by and among the Company and the other parties thereto, as amended and/or restated from time to time (the “Rights Agreement”) and (ii) the Company’s Amended and Restated Shareholders’ Agreement, dated March 5, 2025, by and among the Company and the other parties thereto, as amended and/or restated from time to time.
(s)    “Transaction Agreements” means this Agreement and the Notes.
2.    Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that the following representations are true and correct as of the date of the Initial Closing, except as otherwise indicated.
2.1    Organization, Good Standing, Corporate Power, and Qualification. (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. (b) The Company is duly qualified to transact business and is in good standing in the state of Texas and each other jurisdiction in which the failure to so qualify would have a Material Adverse Effect.
2.2    Authorization. All corporate action required to be taken by the Board and the Company’s stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Notes has been taken or will be taken prior to the Initial Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
2.3    Valid Issuance. The Notes, when issued, sold, and delivered in accordance with the terms and for the consideration set forth in this Agreement and any shares of the Company’s capital stock issued upon conversion of any Note, will be validly issued, fully paid and nonassessable, and free of restrictions on transfer, other than restrictions on transfer under the Transaction Agreements, the Stockholder Agreements, and applicable securities laws and liens or encumbrances created or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 and subject to applicable securities law filings, the Securities will be issued in compliance with all applicable securities laws.
2.4    Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of the Certificate of Incorporation or the Bylaws; (b) of any instrument, judgment, order, writ, or decree, of which such violation or default would have a Material Adverse Effect; (c) under any note, indenture, or mortgage, of which such violation or default would have a Material Adverse Effect; (d) under any material lease, agreement, contract or purchase order to which it is a party to or by which it is bound, of which such violation or default would have a Material Adverse Effect; or (e) of any provision of any federal or state statute, rule, or regulation applicable to the Company, of which such violation or default could be material to the Company’s business. The execution, delivery, and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with, or constitute with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract, or agreement; or (ii) an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.
2.5    Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge, or investigation pending or currently threatened in writing, to the Company’s knowledge, (a) against the Company or any Officer or director of the Company arising out of their employment or Board relationship with the Company; (b) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (c) that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Officers or directors, to the Company’s knowledge, is a party or is named as subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality (which would affect the Company in the case of Officers or directors). There is no action, suit, proceeding, or investigation by the Company pending or which the Company intends to initiate. This includes, without limitation, actions, suits, proceedings, or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information, or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.
2.6    Tax Returns and Payments. There are no U.S. federal or state income taxes or other material taxes due and payable by the Company that have not been timely paid (taking into account applicable extensions) and no material withholding taxes required to be withheld by the Company that have not been withheld and timely paid over to the appropriate governmental agency. There have been no examinations or audits with respect to any material taxes or material tax returns of the Company by any applicable federal, state, county, local, or foreign governmental agency, and the Company has not received written notice of an intent to commence any such examination or audit that remains outstanding. The Company has duly and timely filed (taking into account applicable extensions) all U.S. federal and state income tax returns and other material tax returns required to have been filed by it, and there are no waivers of applicable statutes of limitations in effect with respect to taxes for any year.
2.7    Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.
2.8    Insurance. The Company has in full force and effect insurance policies concerning such casualties as would be reasonable and customary for companies like the Company, with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed. The Company maintains a director and officer liability insurance policy with a coverage amount of no less than $2 million.

2.9    Tangible and Real Property. The tangible and real property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans, and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the tangible and real property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims, or encumbrances other than those of the lessors of such property or assets.
2.10    Disclosure. The Company has made available to each Purchaser all information reasonably available to the Company that such Purchasers have requested in writing for deciding whether to acquire the Notes. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained in this Agreement not misleading in light of the circumstances under which they were made. It is understood that this representation is qualified by the fact that the Company has not delivered to the Purchasers, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.
3.    Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, that:
3.1    Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements to which it is a party. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
3.2    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser confirms that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent (except as set forth on the applicable signature page to this Agreement), and not with a view to the resale or distribution of any part of this Agreement, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement, or arrangement with any Person to sell, transfer, or grant participation rights to such Person or to any third Person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.
3.3    Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs, and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities; provided, that this Section 3.3 does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely on such representations and warranties.

3.4    Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed in this Agreement. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as set forth in the Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
3.5    No Public Market. The Purchaser understands that no public market now exists for the Securities and the Company has made no assurances that a public market will ever exist for the Securities.
3.6    Legends. The Purchaser understands and agrees that the Securities and any securities issued in respect of, or exchange for, the Securities may bear: (a) the legend(s) set forth in, or required by, the Transaction Agreements and the Stockholder Agreements, and (b) any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate bearing such legend.
3.7    Accredited Investor. The Purchaser is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).
3.8    No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders, or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation or (b) published any advertisement in connection with the offer and sale of the Securities.
3.9    Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action taken thus far, or omitted to be taken by any of them, in connection with the purchase of the Securities.
3.10    Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address the Purchaser set forth on the applicable signature page to this Agreement. If the Purchaser is a partnership, corporation, limited liability company, or other entity, then the office or offices of the Purchaser in which its principal place of business is located is identified in the address or addresses the Purchaser set forth on the applicable signature page to this Agreement.
3.11    Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), the Purchaser represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or for any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s subscription and payment for, and continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
3.12    Tax Advisors. The Purchaser has had an opportunity to review with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Purchaser relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Agreement.
4.    Purchasers’ Closing Conditions. The obligations of each such Purchaser to purchase a Note at the applicable Closing are subject to the fulfilment, on or before such Closing, of each of the following conditions, unless otherwise waived:
4.1    Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Initial Closing.
4.2    Performance. The Company shall have performed and complied with all covenants, agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Initial Closing.
4.3    Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be obtained and effective as of the Initial Closing.
4.4    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident to the Initial Closing shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified documents or other copies of such documents as reasonably requested. Such documents may include good standing certificates.
4.5    Notes. The Company shall have executed and delivered the applicable Note to each Purchaser purchasing a Note at such Closing.
5.    Waiver of PIK Interest. Each Purchaser agrees that effective automatically and without further action by any Purchaser, all PIK Interest accrued on each of the Notes outstanding immediately prior to the conversion of the Notes pursuant to an IPO (as set forth in Section 4(e) of the Notes) shall be irrevocably waived, released and discharged in full immediately prior to such conversion. For the avoidance of doubt: (a) the waiver provided in this Section 5 shall be effective only upon, and is expressly conditioned on, the consummation of the IPO and the concurrent conversion of the Notes in accordance with the terms of Transaction Agreements; (b) if the IPO is not consummated or the Notes do not convert in connection therewith for any reason, no waiver shall be deemed to have occurred and all accrued and unpaid PIK Interest shall continue to accrue in accordance with the terms of the Transaction Agreements and (c) each Purchaser hereby agrees that any such waiver shall be binding on all Purchasers. The parties hereto agree that any such waiver of accrued and unpaid PIK Interest is intended to be treated as described in Section 108(e)(6), Section 108(e)(8) or other applicable provision of Section 108(e) of the Code, to the extent permitted by applicable law.
6.    Company’s Closing Conditions. The obligations of the Company to sell and issue Notes to each such Purchaser at such applicable Closing are subject to the fulfilment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:
6.1    Representations and Warranties. The representations and warranties of such Purchaser purchasing a Note at such Closing contained in Section 3 shall be true and correct in all respects as of the applicable Closing.
6.2    Performance. Such Purchaser purchasing a Note at such Closing shall have performed and complied with all covenants, agreements, obligations, and conditions contained in this Agreement that are required to be performed by, or complied with, by such Purchaser on or before the applicable Closing.
6.3    Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state, required for the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the applicable Closing.
6.4    Notes. Such Purchaser shall have executed and delivered to the Company the applicable Note to the Company at such Closing. Such Purchaser shall have delivered to the Company the principal purchase amount of such Purchaser’s Note.
7.    Miscellaneous.
7.1    Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings and shall not be affected by any investigation or knowledge of the subject matter in this Agreement made by, or on behalf of, the Purchasers or the Company.
7.2    Successors and Assigns. The terms and conditions of this Agreement shall apply to the benefit of, and be binding upon, the respective successors and assigns of the parties. This Agreement does not intend to grant any rights, remedies, obligations, or liabilities under or by reason of this Agreement to anyone other than the parties in this Agreement or their respective successors and assigns, except as expressly provided in this Agreement.
7.3    Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.
7.4    Amendments and Waivers. Any term of this Agreement may be amended, terminated, or waived only with the written consent of the Company and the Requisite Holders. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

7.5    Notices. All notices and other communications required or permitted under this Agreement shall be in writing and: (a) mailed by registered or certified mail, postage prepaid, to the receiving party’s address set forth on the signature page(s) of this Agreement, (b) sent by electronic mail to the receiving party’s electronic mail address set forth on the signature page(s) of this Agreement, or (c) delivered by hand, messenger, or courier service to the receiving party. Each such notice or other communication shall, for all purposes of this Agreement, be treated as effective or having been given when: (A) delivered by hand, messenger, or courier service, when delivered (or if sent via a recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier); (B) sent via mail, at the earlier of its receipt or five (5) days after the same has been deposited in a regularly-maintained receptacle for mail, addressed and mailed as specified; or (C) sent via electronic mail. Each party may update or otherwise change their address or electronic address by providing notice to the other party pursuant to this Section 7.5. Subject to the limitations set forth in Section 232(e) of the DGCL, each Purchaser consents to the delivery of any notice to stockholders given by the Company under the DGCL or the Certificate of Incorporation or the Bylaws by (A) electronic mail to any electronic mail address for such Purchaser in the Company’s records or (B) any other form of electronic transmission (as defined in the DGCL) directed to the Purchaser. This consent may be revoked by each Purchaser by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL.
7.6    No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and hold the Company harmless from any liability, including costs and expenses of defense, for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold each Purchaser harmless from any liability, including costs and expenses of defense, for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction for which the Company or any of its officers, employees, or representatives is responsible.
7.7    Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such illegal, unenforceable, or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable, or void provision. The remaining provisions of this Agreement shall be enforceable in accordance with its terms.
7.8    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
7.9    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, nor an acquiescence of such breach or default, or of a similar breach or default that may occur in the future. Any waiver of any single breach or default shall not be deemed a waiver of any other breach or default that has occurred or may occur in the future. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
7.10    Entire Agreement. This Agreement (and the exhibits to this Agreement), the other Transaction Agreements, and the Stockholder Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter of such Transaction Agreements and the Stockholder Agreements, and any other written or oral agreement relating to such subject matter existing between the parties are expressly cancelled.
7.11    Further Assurances. Each party agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership, or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to fully effectuate the terms of this Agreement.
7.12    Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.
7.13    Dispute Resolution. The parties (a) irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action, or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action, or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.
7.14    WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING,

WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
7.15    Waiver of Conflicts. Each party to this Agreement acknowledges that Latham & Watkins LLP (“Latham”), counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Latham’s representation of certain of the Purchasers in such unrelated matters and to Latham’s representation of the Company in connection with this Agreement and the transactions contemplated by this Agreement.
(Signature pages follow)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

COMPANY:

MICROTRANSPONDER, INC.

By:	/s/ Richard Foust
Name: Richard Foust
Title: Chief Executive Officer

Address: 2802 Flintrock Trace, Suite 226
Austin, TX 78738

Email:

With a copy (which shall not constitute notice) to:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

LONGITUDE VENTURE PARTNERS V, L.P.,
a Delaware limited partnership

By: Longitude Capital Partners V, LLC,
its general partner

By:	/s/ Maxwell Bikoff
Name: Maxwell Bikoff
Title: Managing Director and Authorized Signatory

Address:

Attn:

With a copy (which shall not constitute notice) to:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

SYNAPSE INVESTMENT, LP

By: Synapse Investment Partners I, LP
Its: General Partner

By: Synapse Investment Partners, LLC
Its: General Partner

By:	/s/ Simeon J. George
Name: Simeon J. George
Title: Managing Member

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

COÖPERATIEVE GILDE HEALTHCARE VG VI
U.A.

By:	/s/ Edwin de Graaf
Name: Edwin de Graaf
Title: Managing Partner

By:	/s/ Pieter van der Meer
Name: Pieter van der Meer
Title: Managing Partner

Address:
Attention:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

OSAGE UNIVERSITY PARTNERS III, LP

By: Osage University GP III, LLC, its General Partner

By:	/s/ William Harrington
Name: William Harrington
Title: Managing Member

Address:
Email:

OSAGE UNIVERSITY PARTNERS IV, LP

By: Osage University GP IV, LLC, its General Partner

By:	/s/ William Harrington
Name: William Harrington
Title: Managing Member

Address:
Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

CURNES FUND 2001

By:	/s/ Bunker Curnes
Name: Bunker Curnes
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

EXCELLER HUNT MICROTRANSPONDER 2017, LP

By:	/s/ Bunker Curnes
Name: Bunker Curnes
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG CHARLES & POTOMAC, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG JCT, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG DAIS, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG SC, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG WG, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG HEALTHCARE OPPORTUNITIES FUND II,
LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

MICRO TI INVESTMENT, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG MTI 22, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

GPG MTIF, LLC

By:	/s/ JR Garcia
Name: JR Garcia
Title: Manager

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

U.S. VENTURE PARTNERS SELECT FUND I, L.P.
on its own behalf and as a nominee for
U.S. VENTURE PARTNERS SELECT FUND I-A, L.P.
By: Presidio Management Group Select Fund I, L.L.C.
Their: General Partner

By:	/s/ Dale Holladay
Dale Holladay, Attorney-In-Fact

Address:
Attn:
Fax:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

/s/ Casey M. Tansey
Casey M. Tansey

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

THE JONATHAN D. ROOT AND BETSY BLUMENTHAL
REVOCABLE TRUST DATED DECEMBER 3, 2009
JONATHAN D. ROOT AND BETSY BLUMENTHAL TRUSTEES

By:	/s/ Jonathan D. Root
Name: Jonathan D. Root
Title: Trustee

Address:

Email:
(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have made this Note Purchase Agreement effective as of the date first written above.

PURCHASER:

THE BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Daniel H. Sharphorn
Name: Daniel H. Sharphorn
Title: Vice Chancellor and General Counsel

By:	/s/ Jonathan C. Pruitt
Name: Jonathan C. Pruitt
Title: Executive Vice Chancellor and Chief
Operating Officer

By:	/s/ Sheila Kadura
Name: Sheila Kadura
Title: Chief Innovation Officer and Associate
General Counsel

Address:

Email:
(Signature Page to Note Purchase Agreement)

EXHIBIT A
SCHEDULE OF PURCHASERS
Initial Closing: January 30, 2026

Name of Purchaser	Principal Amount of Note
Longitude Venture Partners V, L.P.	$3,971,192.75
Synapse Investment, LP	$3,000,000.00
Osage University Partners III, LP	$3,411,892.25
Osage University Partners IV, LP	$3,176,955.03
Curnes Fund 2001	$2,000,000.00
Exceller Hunt Microtransponder 2017, LP	$4,000,000.00
GPG Charles & Potomac, LLC	$120,000.00
GPG JCT, LLC	$500,000.00
GPG Dais, LLC	$102,000.00
GPG SC, LLC	$100,000.00
GPG WG, LLC	$250,000.00
GPG Healthcare Opportunities Fund II, LLC	$400,000.00
Micro TI Investment, LLC	$293,000.00
GPG MTI 22, LLC	$393,000.00
GPG MTIF, LLC	$5,573,878.52
Total:	$27,291,918.55
Additional Closings:

Name of Additional Purchaser	Principal Amount of Note	Date of Additional Closing
Coöperatieve Gilde Healthcare VG VI U.A.	$3,971,192.75	February 2, 2026
The Board of Regents of the University of Texas System	$170,921.04	February 11, 2026
U.S. Venture Partners Select Fund I, L.P. on its own behalf and as a nominee for U.S. Venture Partners Select Fund I-A, L.P.	$3,769,090.08	February 6, 2026
Casey M. Tansey	$2,000,000.00	February 10, 2026
The Jonathan D. Root and Betsy Blumenthal Revocable Trust dated December 3, 2009 Jonathan D. Root and Betsy Blumenthal Trustees	$2,695,939.96	February 6, 2026
Curnes Fund 2001	$100,937.62	February 5, 2026
Total:	$12,708,081.45

EXHIBIT B
FORM OF CONVERTIBLE PROMISSORY NOTE